SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                December 1, 2006
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Commission File No. 0-29935

                           Crown Equity Holdings Inc.
             (Exact name of Registrant as specified in its charter)

                             Nevada, USA 33-0677140
                                   ----------
           (State of Incorporation) (IRS Employer Identification No.)

                    27430 Riverside Lane, Valencia, CA 91354
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               (Address of principal executive offices)(Zip Code)

         Company's telephone number, including area code: (661) 287-3772
                                                           -------------

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers;
Appointment of Principal Officers.

Eirik Hjelle has resigned as an officer and director of Crown Equity Holdings Inc. (the "Company") to pursue other opportunities.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


December 4, 2006                        CROWN EQUITY HOLDINGS INC.


                                        /s/ Steven Onoue
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                                        Steven Onoue, Secretary